REGISTERED DEBENTURES

                             LETTER OF TRANSMITTAL
                                  RELATING TO
           TENDER OF 6% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2002
                                       OF

                        COEUR D'ALENE MINES CORPORATION

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 9, 2000

   THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12 NOON, NEW
               YORK CITY TIME, AND 5 PM LONDON TIME, ON THURSDAY,
                  JUNE 8, 2000, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the offer is:
                              THE BANK OF NEW YORK

           By Hand or Overnight Courier:                     By Registered or Certified Mail:
               The Bank of New York                                The Bank of New York
                101 Barclay Street                                  101 Barclay Street
             New York, New York 10286                            New York, New York 10286
     Attention: Securities Processing Windows                   Attention: Tolutope Adeyoju
             Reorganization, Floor 7E                            Reorganization, Floor 7E

                           By Facsimile Transmission:
                                 (212) 815-6339

                             Confirm by Telephone:
                                 (212) 815-3738

             For Information with respect to the Tender Offer call:
                                Tolutope Adeyoju
                               at (212) 815-3738

     This Letter of Transmittal, including the accompanying instructions, should be read carefully before this Letter of Transmittal is completed. Use this Letter of Transmittal for Registered Debentures only. Do not use this Letter of Transmittal for Bearer Debentures.

--------------------------------------------------------------------------------
                       DESCRIPTION OF DEBENTURES TENDERED

------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
           (PLEASE FILL IN, IF BLANK, EXACTLY AS
       NAME(S) APPEAR(S) ON DEBENTURE CERTIFICATE(S))         CERTIFICATE(S) ENCLOSED (ATTACH SIGNED LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL PRINCIPAL
                                                                                      AMOUNT OF
                                                                                     DEBENTURES
                                                                  DEBENTURE         EVIDENCED BY      PRINCIPAL AMOUNT
                                                                 CERTIFICATE          DEBENTURE         OF DEBENTURES
                                                                 NUMBER(S)*        CERTIFICATE(S)        TENDERED**
                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------

                                                               ------------------------------------------------------
            Total Principal Amount of Debentures
------------------------------------------------------------------------------------------------------------------------

 (Attach additional signed list if necessary. See Instruction 3.)
--------------------------------------------------------------------------------

     Indicate in the spaces below the order (by certificate number) in which Debentures are to be purchased in the event of proration.***

1st:
  ----------------;    2nd:                 3rd:                 4th:                 5th:
                       ----------------;    ----------------;    ----------------;    ----------------.

  * DOES NOT need to be completed by Debenture holders tendering Debentures by book-entry transfer.

 ** Unless otherwise indicated, it will be assumed that all Debentures evidenced by each certificate delivered to the Depositary are being tendered hereby. See Instruction 4.

*** If you do not designate an order, in the event less than all Debentures tendered are purchased due to proration, Debentures will be selected for purchase by the Depositary.

     Delivery of this Letter of Transmittal to an address other than as set forth above will not constitute a valid delivery. Delivery to Coeur will not be forwarded to the Depositary and therefore will not constitute valid delivery. Deliveries to the Book-Entry Transfer Facility will not constitute valid delivery to the Depositary.

     This Letter of Transmittal is to be completed only if (a) certificates representing Registered Debentures are to be forwarded herewith, or (b) unless an Agent's Message (as defined in the Offer to Purchase) is used or the acknowledgement required by the Automated Tender Offer Program is provided, a tender of Debentures is to be made concurrently by book-entry transfer to the account maintained by the Depositary at The Depositary Trust Company (the "Book-Entry Transfer Facility") pursuant to Section 3 of the Offer to Purchase. Debenture holders who desire to tender Debentures pursuant to the offer, but whose Debenture certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or before the Expiration Date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their Debentures pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

     Check only one box, below. If more than one box is checked or if no box is checked, the Debentures will not be properly tendered. All dollar amounts herein are in U.S. dollars.

        A.  DEBENTURES TENDERED AT PRICE DETERMINED BY DEBENTURE HOLDER
                              (SEE INSTRUCTION 5)

     By checking one of the following boxes below instead of the box under "Debentures Tendered at a Price Determined Pursuant to the Offer," the undersigned hereby tenders Debentures at the price checked. This action could result in none of the Debentures being purchased if the purchase price determined by Coeur for the Debentures is less than the price checked below. A Debenture holder who desires to tender Debentures at more than one price must complete a separate Letter of Transmittal for each price at which shares are tendered. The same shares cannot be tendered at more than one price.

                      PRICE PER $1,000 PRINCIPAL AMOUNT OF
               DEBENTURES AT WHICH DEBENTURES ARE BEING TENDERED

       [ ] $640                [ ] $670                [ ] $700
       [ ] $645                [ ] $675                [ ] $705
       [ ] $650                [ ] $680                [ ] $710
       [ ] $655                [ ] $685                [ ] $715
       [ ] $660                [ ] $690                [ ] $720
       [ ] $665                [ ] $695

                                       OR

       B.  DEBENTURES TENDERED AT PRICE DETERMINED PURSUANT TO THE OFFER
                              (SEE INSTRUCTION 5)

     [ ] The undersigned wants to maximize the chance of having Coeur purchase all of the Debentures the undersigned is tendering (subject to the possibility of proration). Accordingly, by checking this one box instead of one of the price boxes above, the undersigned hereby tenders Debentures and is willing to accept the purchase price determined by Coeur in accordance with the terms of the offer. This action could result in receiving a price per $1,000 principal amount of Debentures of as low as $640.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Coeur may terminate or amend the offer or may postpone the acceptance for payment of, or the payment for, Debentures tendered or may accept for payment fewer than all of the Debentures tendered. In any event, the undersigned understands that certificate(s) for any Debentures not tendered or not purchased will be returned to the undersigned at the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instruction" or the box entitled "Special Delivery Instructions" below.

     The undersigned understands that acceptance of Debentures by Coeur for payment will constitute a binding agreement between the undersigned and Coeur upon the terms and subject to the conditions of the offer.

     The check for the aggregate net purchase price for the Debentures tendered and purchased will be issued to the order of the undersigned and mailed to the address indicated above, unless otherwise indicated under the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" below. The undersigned acknowledges that Coeur has no obligation, pursuant to the "Special Payment Instructions," to transfer any Debentures from the name of its registered holder(s), or to order the registration or transfer of any Debentures tendered by book-entry transfer, if Coeur does not purchase any of the Debentures.

          ------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10)

        To be completed ONLY if certificate(s) for Debentures not tendered or not purchased and/or any check for the purchase price are to be issued in the name of someone other than the undersigned, or if Debentures tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer Facility other than that designated above.

   Issue:  [ ] Check
           [ ] Debenture Certificate(s) to:

   Name:
        -----------------------------------------------
                                 (PLEASE PRINT)

   Address:
           ------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------
               TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit Debentures delivered by book-entry transfer and not purchased to the account set forth below:


       (Account Number)
                      -----------------------------------------------
          ------------------------------------------------------------
          ------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                       (SEE INSTRUCTIONS 1, 6, 7 AND 10)

        To be completed ONLY if certificate(s) for Debentures not tendered or not purchased and/or any check for the purchase price is to be mailed or sent to someone other than the undersigned, or to the undersigned at an address other than that designated above.

   Mail:   [ ] Check
           [ ] Debenture Certificate(s) to:

   Name:
         ----------------------------------------------
                                 (PLEASE PRINT)

   Address:
           ------------------------------------------

          ------------------------------------------------------------

          ------------------------------------------------------------
                               (INCLUDE ZIP CODE)

          ------------------------------------------------------------

[ ] Check here if tendered Debentures are being delivered by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility and complete the following:

Name of Tendering Institution:
                              --------------------------------------------------

Account No.:
            -----------------------------------

Transaction Code No.:
                      ----------------------------------------------------------

[ ] Check here if Debentures are being tendered pursuant to a notice of guaranteed delivery previously sent to the Depositary and complete the following:

Name(s) of Registered Holder(s):
                                ------------------------------------------------

Date of execution of Notice of Guaranteed Delivery:                     , 2000

Name of Institution that Guaranteed Delivery:
                                             -----------------------------

Window Ticket Number (if any):
                              -------------------------------------------------

                   Note:  Signatures must be provided below.
              Please read the accompanying instructions carefully

To: The Bank of New York

     The undersigned hereby tenders to Coeur d'Alene Mines Corporation, an Idaho corporation, the above-described Debentures of Coeur, at the price per $1,000 principal amount indicated in this Letter of Transmittal, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 9, 2000, receipt of which is hereby acknowledged, and in this Letter of Transmittal which, as amended or supplemented from time to time, together constitute the offer. Coeur shall also pay accrued and unpaid interest from June 10, 1999 up to, but not including, the date of payment of the purchase price of the Debentures.

     Subject to, and effective upon, acceptance for payment of Debentures tendered in accordance with the terms and subject to the conditions of the offer, including, if the offer is extended or amended, the terms and conditions of the extension or amendment, the undersigned agrees to sell, assign and transfer to, or upon the order of Coeur all right, title and interest in and to all Debentures tendered and orders the registration of all Debentures if tendered by book-entry transfer and irrevocably constitute and appoint the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the Debentures with full knowledge that the Depositary also acts as the agent of Coeur, with full power of substitution (the power of attorney being deemed to be an irrevocable power coupled with an interest), to:

     (a) deliver certificate(s) representing the Debentures or transfer ownership of the Debentures on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Coeur upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to the Debentures;

     (b) present certificates for the Debentures for cancellation and transfer on Coeur's books; and

     (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Debentures, subject to the next paragraph, all in accordance with the terms and subject to the conditions of the offer.

     The undersigned covenants, represents and warrants to Coeur that:

     (1) the undersigned has full power and authority to tender, sell, assign and transfer the Debentures tendered hereby and when and to the extent accepted for payment, Coeur will acquire good, marketable and unencumbered title to the tendered Debentures, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the Debentures, and not subject to any adverse claims;

     (2) the undersigned understands that tenders of Debentures pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute the undersigned's acceptance of the terms and conditions of the offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position," within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, in the Debentures or equivalent securities at least equal to the Debentures being tendered, and
(ii) the tender of Debentures complies with Rule 14e-4;

     (3) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Coeur to be necessary or desirable to complete the sale, assignment and transfer of the Debentures tendered; and

     (4) the undersigned has read, understands and agrees to all of the terms of the offer.

     The undersigned understands that tenders of Debentures pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions will constitute a binding agreement between the undersigned and Coeur upon the terms and subject to the conditions of the offer. The undersigned acknowledges that under no circumstances will Coeur pay interest on the purchase price, including without limitation, by reason of any delay in making payment. Coeur will pay accrued and unpaid interest on the Debentures from June 10, 1999 up to, but not including, the date of payment of the Debentures pursuant to the offer.

     All authority conferred or agreed to be conferred with survive the death or incapacity of the undersigned, and any obligation of the undersigned will be binding on the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The name(s) and address(es) of the registered holder(s) should be printed, if they are not already printed above, exactly as they appear on the certificates representing Debentures tendered. The certificate numbers, the principal amount of Debentures represented by the certificates and the principal amount that the undersigned wishes to tender, should be set forth in the appropriate boxes above. The price at which the Debentures are being tendered should be indicated in the box above.

     The undersigned understands that Coeur will determine a single per $1,000 principal amount price, not greater than $720 nor less than $640, that it will pay for Debentures properly tendered, taking into account the principal amount tendered and the prices specified by tendering Debenture holders. Coeur will select the lowest purchase price that will allow it to buy $27,800,000 principal amount of Debentures or, if a lesser principal amount of Debentures are properly tendered, all Debentures that are properly tendered and not withdrawn. All Debentures acquired in the offer will be acquired at the same purchase price. All Debentures properly tendered at prices at or below the purchase price and not properly withdrawn will be purchased, subject to the conditions of the offer and proration provisions described in the Offer to Purchase. Debentures tendered at prices in excess of the purchase price that is determined by Coeur and Debentures not purchased because of proration will be returned.

                                   IMPORTANT

                          DEBENTURE HOLDERS SIGN HERE
         (PLEASE COMPLETE AND RETURN THE ATTACHED SUBSTITUTE FORM W-9.)

(Must be signed by the registered holder(s) exactly as such holder(s) name(s) appear(s) on certificate(s) for Debentures or on a security position listing or by person(s) authorized to become the registered holder(s) thereof by certificates and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 6.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           (Signature(s) of Owner(s))

Dated:                     , 2000
      --------------------

Name(s):
        -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)
Capacity (full title):
                        --------------------------------------------------------

Address:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.:
                                     -------------------------------------------
Tax Identification or
Social Security No.:
                     -----------------------------------------------------------
                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 6)

Authorized Signature:
                     ----------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
      -------------------------------------------------------------------------

Name of Firm:
             ------------------------------------------------------------------

Address:
        -----------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                               ------------------------------------------------

Date:                      , 2000
     --------------------

--------------------------------------------------------------------------------

                                         PAYER: THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------

 SUBSTITUTE                      PART I -- Taxpayer Identification Number-For         -------------------------------
 FORM W-9                        all accounts, enter taxpayer identification              Social Security Number
 DEPARTMENT OF THE               number in the box at right and certify by                          or
 TREASURY                        signing and dating below. NOTE: If the account
 INTERNAL REVENUE SERVICE        is in more than one name, see the chart in the       -------------------------------
                                 enclosed Guidelines to determine which number        Employer Identification Number
 PAYER'S REQUEST FOR TAXPAYER    to give the payer.
 IDENTIFICATION NUMBER (TIN)
                                ----------------------------------------------------------------------------------------
                                 PART II -- For payees exempt from backup withholding, please write "EXEMPT" here (see the enclosed Guidelines):
-------------------------------------------------------------------------------------------------------------------------

PART III -- CERTIFICATION -- Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification number (or I am writing for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. (Also, see instructions in the enclosed Guidelines.)
-------------------------------------------------------------------------------------------------------------------------
 Signature                                                                                          Date          , 2000
           --------------------------------------------------------------------------------------        ----------
-------------------------------------------------------------------------------------------------------------------------

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that I mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that, notwithstanding the information I provided in Part 3 of the Substitute Form W-9 above (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), if I do not provide a taxpayer identification number to the Depositary within sixty (60) days, the Depositary is required to withhold 31% of all cash payments made to me thereafter until I provide a number.

Signature                                      Date:                , 2000
          ------------------------------------      ---------------

Name (Please Print)
                   -------------------------------------------------------------

Address (Please Print)
                       ---------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures.  No signature guarantee is required if either:
(a) this Letter of Transmittal is signed by the registered holder of the Debentures (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Debentures) tendered exactly as the name of the registered holder appears on the certificate(s) for the Debentures tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above; or (b) the Debentures are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

     In all other cases, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. See Instruction 6.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed only if certificates for Debentures are delivered with it to the Depositary (or the certificates will be delivered pursuant to a Notice of Guaranteed Delivery previously sent to the Depositary) or if a tender for Debentures is being made concurrently pursuant to the procedure for tender by book-entry transfer set forth in Section 3 of the offer to Purchase. Certificates for all physically tendered Debentures must be delivered or mailed or confirmation of a book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility of Debentures tendered electronically must be received or a valid tender through the Book-Entry Transfer Facility's Automated Tender Offer Program must be made, and in each case a properly completed and duly executed Letter of Transmittal (or manually signed facsimile of the Letter of Transmittal), including any required signature guarantees, an Agent's message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and any other documents required by this Letter of Transmittal, should be mailed or delivered to the Depositary at one of its addresses set forth in this document and must be delivered to the Depositary on or before the Expiration Date. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Participants in the Book-Entry Transfer Facility may tender their Debentures in accordance with the Automated Tender Offer Program to the extent it is available to such participants for the Debentures they wish to tender. A Debenture holder tendering through the Automated Tender Offer Program must expressly acknowledge that the Debenture holder has received and agreed to be bound by the Letter of Transmittal and that the Letter of Transmittal may be enforced against such Debenture holder.

     Debenture holders whose certificates are not immediately available or who cannot deliver certificates for their Debentures and all other required documents to the Depositary before the Expiration Date, or whose Debentures cannot be delivered on a timely basis pursuant to the procedures for book-entry transfer, must, in any case, tender their Debentures by or through any Eligible Institution by properly completing and duly executing and delivering a Notice of Guaranteed Delivery (or facsimile of the Notice of Guaranteed Delivery) and by otherwise complying with the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to that procedure, certificates for all physically tendered Debentures or book-entry confirmations, as the case may be, as well as this properly completed and duly executed Letter of Transmittal (or manually signed facsimile of this Letter of Transmittal), an Agent's Message in the case of a book-entry transfer or the specific acknowledgement in the case of a tender through the Automated Tender Offer Program of the Book-Entry Transfer Facility, and all other documents required by this Letter of Transmittal, must be received by the Depositary within three (3) business days after receipt by the Depositary of the Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

     The Notice of Guaranteed Delivery may be delivered by hand or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a signature guarantee by an Eligible Institution in the form set forth therein. For Debentures to be tendered validly pursuant to the guaranteed delivery procedure, the Depositary must receive the Notice of Guaranteed Delivery on or before the Expiration Date.

     The method of delivery of all documents, including certificates for Debentures, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering Debenture holder. If delivery is by mail, Coeur recommends that you use registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

     Coeur will not accept any alternative, conditional or contingent tenders. All tendering Debenture holders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Debentures Tendered" above is inadequate, the certificate numbers and/or the principal amount of Debentures should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Principal Amount. (Not applicable to Debenture holders who tender by book-entry transfer.) If less than all of the principal amount of Debentures evidenced by any certificate are to be tendered, fill in the principal amount that is to be tendered in the column entitled "Principal Amount of Debentures Tendered" in the table entitled "Description of Debentures Tendered" above. In that case, if any tendered principal amount of Debentures are purchased, a new certificate for the remaining principal amount (including any amount not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the Expiration Date. Unless otherwise indicated, the entire principal amount of all Debentures represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     5. Indication of Price at Which Debentures are Being Tendered. For Debentures to be properly tendered, the Debenture holder must either (1) check the box next to the section captioned "Debentures Tendered at Price Determined Pursuant to the Offer" in this Letter of Transmittal or (2) check one of the boxes in the section captioned "Debentures Tendered at Price Determined by Debenture Holder" in this Letter of Transmittal indicating the price at which the Debenture holder is tendering shares. Only one box may be checked. If more than one box is checked or if no box is checked, the Debentures will not be properly tendered. A Debenture holder wishing to tender a portion(s) of the holder's principal amount of Debentures at different prices must complete a separate Letter of Transmittal for each price at which the holder wishes to tender each portion of the holder's principal amount of Debentures. The same Debentures cannot be tendered (unless previously and properly withdrawn as provided in Section 4 of the Offer to Purchase) at more than one price.

     6. Signatures on Letter of Transmittal; Bond Powers and Endorsements. (a) If this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever. (b) If the Debentures tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal. (c) If any tendered Debentures are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimile) as there are different registrations of certificates. (d) When this Letter of Transmittal is signed by the registered holder(s) of the Debentures tendered, no endorsement(s) of certificate(s) representing the Debentures or separate Debenture power(s) are required unless payment is to be made or the certificate(s) for Debentures not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution. If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for Debentures not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate bond power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or bond power(s) must be guaranteed by an Eligible Institution. See Instruction 1. (e) If this Letter of Transmittal or any certificate(s) or bond power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to Coeur of his or her authority to so act.

     7. Transfer Taxes. Except as provided in this Instruction 7, no transfer tax stamps or funds to cover tax stamps need accompany this Letter of Transmittal. Coeur will pay any transfer taxes payable on the transfer to it of Debentures purchased pursuant to the offer. If, however, either (a) payment of the purchase price for Debentures tendered and accepted for purchase is to be made to any person other than the registered holder(s); (b) Debentures not tendered or rejected for purchase are to be registered in the name(s) of any person(s) other than the registered holder(s); or (c) certificate(s) representing tendered Debentures are registered in the name(s) of any person(s) other than the person(s) signing this Letter of Transmittal, then the Depositary will deduct from the purchase price the amount of any transfer taxes (whether imposed on the registered holder(s), other person(s) or otherwise) payable on account of the transfer to that person, unless satisfactory evidence of the payment of the taxes or any exemption therefrom is submitted.

     8. Special Payment and Delivery Instructions. If certificate(s) for Debentures not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     9. Irregularities. All questions as to the principal amount of Debentures to be accepted, the price to be paid for the Debentures and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Debentures will be determined by Coeur in its sole discretion, which determination will be final and binding on all parties. Coeur reserves the absolute right to reject any or all tenders of Debentures it determines not to be in proper form or the acceptance of which or payment for which may, in the opinion of Coeur's counsel, be unlawful. Coeur also reserves the absolute right to waive any of the conditions of the offer or any defect or irregularity in any tender with respect to any particular Debentures or any particular Debenture holder, and Coeur's interpretation of the terms of the offer (including these Instructions) will be final and binding on all parties. No tender of Debentures will be deemed to be properly made until all defects and irregularities have been cured by the tendering Debenture holder or waived by Coeur. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as Coeur will determine. None of Coeur, the Dealer Manager (as defined in the Offer to Purchase), the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     10. Questions and Requests for Assistance and Additional Copies. You may request additional copies of this Offer to Purchase, the Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent at its address and telephone numbers set forth on the back cover of the Offer to Purchase.

     11. Tax Indemnification Number and Backup Withholding. Federal income tax law generally requires that a Debenture holder whose tendered Debentures are accepted for purchase, or the Debenture holder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds received pursuant to the offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding.

     If the Payee lacks a TIN, the Payee should (i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and
(iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     If Debentures are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit a completed IRS Form W-8 Certificate of Foreign Status or a Substitute

Form W-8, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

     12. Withholding for Non-United States Debenture Holders. Even if a Non-United States Holder (as defined in Section 13 of the accompanying Offer to Purchase) has provided the required certification to avoid backup withholding, the Depositary will withhold United States federal income taxes equal to 30% of the gross payments payable to a Non-United States Holder or his agent unless the Depositary determines that a reduced rate of withholding is available under a tax treaty or that an exemption from withholding is applicable because the gross proceeds are effectively connected with the conduct of a trade or business within the United States. To obtain a reduced rate of withholding under a tax treaty, a Non-United States Holder must deliver to the Depositary before the payment a properly completed and executed IRS Form 1001. To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the offer are effectively connected with the conduct of a trade or business within the United States, a Non-United States Holder must deliver to the Depositary a properly completed and executed IRS Form 4224. A Non-United States Holder that qualifies for an exemption from withholding by delivering IRS Form 4224 will generally be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of Debentures pursuant to the offer in the manner and to the extent described in
Section 13 of the accompanying Offer to Purchase as if it were a United States Holder. The Depositary will determine a Debenture holder's status as a Non-United States Holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form 1001 or IRS Form 4224) unless facts and circumstances indicate that reliance is not warranted. A Non-United States Holder may be eligible to obtain a refund of all or a portion of any tax withheld if the Non-United States Holder meets those tests described in Section 13 of the accompanying Offer to Purchase that would characterize the transaction as giving rise to a capital gain as opposed to interest income or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States Holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     13. Lost, Stolen, Destroyed or Mutilated Certificates. If any certificate(s) representing Debentures has been lost, stolen, destroyed or mutilated, the Debenture holder should advise the Depositary which will furnish additional instructions.

     THIS LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED (OR A MANUALLY SIGNED FACSIMILE OF THIS LETTER OF TRANSMITTAL), TOGETHER WITH CERTIFICATES REPRESENTING DEBENTURES BEING TENDERED (OR CONFIRMATION OF BOOK-ENTRY TRANSFER) AND ALL OTHER REQUIRED DOCUMENTS, OR A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE DEPOSITARY BEFORE 12 NOON, NEW YORK CITY TIME, AND 5PM LONDON TIME, ON THE EXPIRATION DATE. DEBENTURE HOLDERS ARE ENCOURAGED TO RETURN A COMPLETED SUBSTITUTE FORM W-9 WITH THIS LETTER OF TRANSMITTAL.

                    The Information Agent for the offer is:

                   In the U.S.:                                         In Europe:
              D.F. KING & CO., INC.                                 D.F. KING (EUROPE)
           77 Water Street, 20th Floor                      2nd Floor, 2 London Wall Buildings
             New York, New York 10005                                  London Wall
         Banks and Brokers Call Collect:                             London EC2M 5PP
                   212-269-5550                                          England
            All Others Call Toll Free:                            Call: 44 207 920 9700
                  (800) 359-5559

                      The Dealer Manager for the offer is:

                             ABN AMRO INCORPORATED
                          1290 Avenue of the Americas
                                   10th Floor
                            New York, New York 10104
                                  212-258-1600
                            TOLL FREE: 800-227-1123